UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2008

JOHNSON CONTROLS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue, P.O. Box 591, Milwaukee, Wisconsin		53201-0591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-524-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 23, 2008, the Board of Directors of the Company approved amendments to Article II, Section 13 of the By-Laws of the Company to clarify the process by which shareholders are entitled to give notice of shareholder business and nominate directors. The By-Laws of the Company, as amended and restated, is filed as Exhibit 3 to this report.

Item 9.01 Financial Statements and Exhibits.

(3)(ii) Johnson Controls, Inc. By-Laws, as amended and restated, through July 23, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

July 28, 2008	By:	R. Bruce McDonald

Name: R. Bruce McDonald
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.ii	Johnson Controls, Inc. By-Laws, as amended and restated, through July 23, 2008